                                                                   Exhibit 99.20

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[996,774,000] (APPROXIMATE)

                                  MLMI 2005-A8

                       MORTGAGE PASS-THROUGH CERTIFICATES

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               NOVEMBER [1], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

FICO & DOCUMENTATION

FICO SCORE       FULL DOC   LIMITED DOC   STATED DOC    NI    ALL DOCS    WAC    AVG PRIN BAL   CURRENT LTV
----------       --------   -----------   ----------   ----   --------   -----   ------------   -----------
(50 increment)
601 TO 650         0.84%       0.00%         3.17%     0.06%     4.07%   6.459%   282,370.37       76.42%
651 TO 700        15.34%       1.11%        16.91%     0.82%    34.18%   6.445%   201,555.55       77.58%
701 TO 750        21.72%       1.96%        15.76%     1.37%    40.82%   6.235%   190,180.84       77.34%
751 TO 800        10.70%       0.58%         7.03%     0.86%    19.17%   6.098%   184,552.48       74.79%
801 TO 850         0.92%       0.03%         0.72%     0.09%     1.77%   6.024%   190,252.17       70.13%
                  -----        ----         -----      ----    ------    -----    ----------       -----
TOTAL             49.52%       3.68%        43.60%     3.21%   100.00%   6.286%   195,405.98       76.77%
                  =====        ====         =====      ====    ======    =====    ==========       =====

LTV & FICO

CURRENT LTV      601-650  651-700  701-750  751-800  801-850   TOTAL  AVG PRIN BAL   WAC   GROSS MARGIN  LIMITED DOC  STATED DOC
-----------      -------  -------  -------  -------  -------  ------  ------------  -----  ------------  -----------  ----------
(10 increment)
10.01 TO 20.00    0.00%     0.03%    0.04%    0.07%   0.02%    0.16%    91,910.88   5.696      2.547        0.000%       0.000%
20.01 TO 30.00    0.01%     0.19%    0.25%    0.16%   0.06%    0.67%   119,058.58   5.769      2.626        5.430%      15.550%
30.01 TO 40.00    0.01%     0.31%    0.45%    0.29%   0.04%    1.11%   122,319.10   5.952      2.635        1.519%      19.953%
40.01 TO 50.00    0.03%     0.77%    1.10%    0.74%   0.10%    2.74%   143,555.89   5.843      2.699        7.157%      18.095%
50.01 TO 60.00    0.11%     1.34%    1.79%    1.35%   0.15%    4.73%   168,862.70   5.956      2.692        5.479%      23.517%
60.01 TO 70.00    0.47%     3.03%    3.57%    2.01%   0.20%    9.27%   197,672.26   6.087      2.696        4.724%      35.262%
70.01 TO 80.00    3.36%    19.35%   20.88%   10.73%   1.05%   55.37%   214,892.67   6.372      2.699        1.763%      62.582%
80.01 TO 90.00    0.08%     8.87%   12.52%    3.75%   0.15%   25.38%   179,801.03   6.302      2.740        6.921%      13.305%
90.01 TO 100.00   0.00%     0.28%    0.22%    0.07%   0.00%    0.57%   229,900.60   6.756      2.743        0.000%      64.440%
                  ----     -----    -----    -----    ----    ------   ----------   -----      -----        -----       ------
TOTAL             4.07%    34.18%   40.82%   19.17%   1.77%   100.00%  195,405.98   6.286      2.705        3.679%      43.596%
                  ====     =====    =====    =====    ====    ======   ==========   =====      =====        =====       ======

PRIN BALANCE & FICO

PRIN BALANCE          601-650  651-700  701-750  751-800  801-850   TOTAL  CURRENT LTV   WAC   GROSS MARGIN  LIMITED DOC  STATED DOC
------------          -------  -------  -------  -------  -------  ------  -----------  -----  ------------  -----------  ----------
(50,000 increments)
1 TO 50,000            0.01%     0.06%    0.06%    0.02%   0.00%    0.15%     74.20%    6.772      2.737        0.00%        73.49%
50,001 TO 100,000      0.06%     2.53%    3.29%    1.61%   0.23%    7.72%     70.97%    6.199      2.725        4.50%        24.92%
100,001 TO 150,000     0.26%     5.10%    6.79%    3.36%   0.26%   15.77%     76.25%    6.250      2.726        5.57%        28.11%
150,001 TO 200,000     0.38%     5.26%    7.12%    3.96%   0.31%   17.03%     76.61%    6.245      2.727        3.66%        32.97%
200,001 TO 250,000     0.49%     5.08%    6.92%    3.04%   0.22%   15.76%     77.14%    6.252      2.720        4.18%        37.01%
250,001 TO 300,000     0.38%     3.21%    4.26%    2.16%   0.13%   10.14%     76.86%    6.176      2.698        4.82%        48.54%
300,001 TO 350,000     0.51%     3.22%    3.31%    1.25%   0.13%    8.42%     78.92%    6.287      2.719        2.99%        49.92%
350,001 TO 400,000     0.33%     2.62%    2.59%    0.95%   0.00%    6.48%     78.24%    6.368      2.680        1.15%        59.93%
400,001 TO 450,000     0.50%     1.56%    2.06%    0.71%   0.04%    4.87%     78.53%    6.303      2.659        1.71%        61.12%
450,001 TO 500,000     0.33%     2.08%    1.52%    0.66%   0.00%    4.60%     77.94%    6.578      2.723        2.09%        70.27%
500,001 TO 550,000     0.16%     0.93%    0.67%    0.42%   0.00%    2.18%     77.29%    6.367      2.657        2.43%        61.80%
550,001 TO 600,000     0.40%     0.97%    0.56%    0.17%   0.06%    2.16%     79.49%    6.419      2.682        0.00%        71.25%
600,001 TO 650,000     0.13%     0.88%    0.69%    0.31%   0.06%    2.07%     76.09%    6.590      2.652        5.98%        60.88%
650,001 TO 700,000     0.00%     0.00%    0.20%    0.07%   0.00%    0.27%     74.49%    6.312      2.655        0.00%        75.29%
700,001 TO 750,000     0.00%     0.21%    0.36%    0.07%   0.00%    0.64%     78.25%    6.404      2.614        0.00%        78.06%
750,001 TO 800,000     0.00%     0.00%    0.08%    0.08%   0.08%    0.23%     74.52%    6.375      2.586        0.00%       100.00%
800,001 TO 850,000     0.00%     0.08%    0.16%    0.08%   0.00%    0.32%     77.36%    6.937      2.750        0.00%       100.00%
850,001 TO 900,000     0.00%     0.09%    0.17%    0.00%   0.00%    0.26%     78.44%    6.423      2.628        0.00%       100.00%
950,001 TO 1,000,000   0.00%     0.19%    0.00%    0.00%   0.00%    0.19%     79.97%    6.938      2.750        0.00%       100.00%
GREATER THAN $1MM      0.12%     0.12%    0.00%    0.24%   0.24%    0.73%     78.63%    6.279      2.612        0.00%        82.96%
                       ----     -----    -----    -----    ----    ------     -----     -----      -----        ----         -----
TOTAL                  4.07%    34.18%   40.82%   19.17%   1.77%   100.00%    76.77%    6.286      2.705        3.68%        43.60%
                       ====     =====    =====    =====    ====    ======     =====     =====      =====        ====         =====

PREPAYMENT PENALTY & FICO

                                                                              CURRENT           GROSS                LIMITED  STATED
PREPAYMENT PENALTY TERM  601-650  651-700  701-750  751-800  801-850   TOTAL    LTV      WAC   MARGIN  AVG PRIN BAL    DOC      DOC
-----------------------  -------  -------  -------  -------  -------  ------  -------  ------  ------  ------------  -------  ------
(whatever increments)
0                         2.88%    17.21%   19.50%    9.19%   0.97%    49.75%  76.75%  6.3717  2.6944   217,511.91     2.28%  53.64%
12                        0.03%     1.30%    1.62%    1.02%   0.05%     4.02%  69.92%  6.0677  2.6600   219,048.61     6.51%  19.08%
24                        0.02%     0.07%    0.05%    0.02%   0.00%     0.17%  81.31%  6.7622  2.7500   143,612.89     0.00%  30.41%
30                        0.00%     0.07%    0.17%    0.00%   0.02%     0.25%  77.53%  6.4190  2.7500   227,082.10    12.31%  25.20%
36                        1.04%    15.20%   19.30%    8.75%   0.70%    44.99%  77.36%  6.2056  2.7213   174,332.08     5.01%  34.31%
42                        0.09%     0.33%    0.17%    0.18%   0.03%     0.80%  78.14%  6.4330  2.7301   191,840.10     0.00%  72.21%
60                        0.00%     0.00%    0.01%    0.02%   0.00%     0.03%  79.95%  6.4613  2.7500   141,918.28     0.00%  69.05%
                          ----     -----    -----    -----    ----    ------   -----   ------  ------   ----------     ----   -----
TOTAL                     4.07%    34.18%   40.82%   19.17%   1.77%   100.00%  76.77%  6.2860  2.7049   195,405.98     3.68%  43.60%
                          ====     =====    =====    =====    ====    ======   =====   ======  ======   ==========     ====   =====

MORTG RATES & FICO

                                                                         CURRENT            GROSS                LIMITED
MORTG RATES         601-650  651-700  701-750  751-800  801-850   TOTAL    LTV      WAC    MARGIN  AVG PRIN BAL    DOC    STATED DOC
-----------         -------  -------  -------  -------  -------  ------  -------  -------  ------  ------------  -------  ----------
(50 bps increment)
3.501 TO 4.000       0.00%     0.02%    0.00%    0.03%   0.00%     0.05%  79.87%    3.875  2.2042   233,201.05    0.00%     54.45%
4.001 TO 4.500       0.00%     0.02%    0.08%    0.05%   0.00%     0.16%  69.83%    4.306  2.7500   116,853.09    0.00%      0.00%
4.501 TO 5.000       0.01%     0.10%    0.20%    0.10%   0.00%     0.41%  70.20%    4.901  2.7500   147,247.07    0.00%      0.00%
5.001 TO 5.500       0.01%     1.16%    3.27%    2.51%   0.35%     7.31%  67.42%    5.380  2.3685   184,289.56    2.72%     21.74%
5.501 TO 6.000       1.01%     6.74%   13.97%    7.79%   0.76%    30.28%  73.96%    5.863  2.6763   184,775.79    4.73%     27.52%
6.001 TO 6.500       1.49%    13.02%   13.16%    5.11%   0.26%    33.04%  78.80%    6.314  2.7525   198,867.86    3.44%     44.00%
6.501 TO 7.000       1.14%     9.28%    7.66%    2.73%   0.36%    21.18%  79.93%    6.805  2.7516   210,957.42    2.95%     65.27%
7.001 TO 7.500       0.30%     3.05%    1.82%    0.69%   0.02%     5.88%  79.80%    7.286  2.7520   192,184.96    4.53%     70.61%
7.501 TO 8.000       0.09%     0.63%    0.56%    0.15%   0.00%     1.43%  81.14%    7.722  2.7500   254,438.65    1.47%     69.58%
8.001 TO 8.500       0.00%     0.10%    0.09%    0.00%   0.00%     0.19%  71.87%    8.354  2.7500   240,827.05    0.00%     55.23%
8.501 TO 9.000       0.02%     0.05%    0.00%    0.00%   0.00%     0.07%  79.08%    8.714  2.7500   233,947.50    0.00%     45.88%
                     ----     -----    -----    -----    ----    ------   -----   -------  ------   ----------    ----      -----
TOTAL:               4.07%    34.18%   40.82%   19.17%   1.77%   100.00%  76.77%  6.28603  2.7049   195,405.98    3.68%     43.60%
                     ====     =====    =====    =====    ====    ======   =====   =======  ======   ==========    ====      =====

MORTG RATES & LTV


MORTG RATES         LTV 11-20  21-30  31-40  41-50  51-60  61-70  71-80  81-90  91-100   TOTAL
-----------         ---------  -----  -----  -----  -----  -----  -----  -----  ------  ------
(50 bps increment)
3.501 TO 4.000        0.00%    0.00%  0.00%  0.00%  0.00%  0.00%   0.05%  0.00%  0.00%    0.05%
4.001 TO 4.500        0.00%    0.00%  0.02%  0.00%  0.00%  0.01%   0.13%  0.00%  0.00%    0.16%
4.501 TO 5.000        0.00%    0.00%  0.01%  0.02%  0.03%  0.08%   0.26%  0.00%  0.00%    0.41%
5.001 TO 5.500        0.08%    0.15%  0.30%  0.64%  0.83%  1.32%   3.14%  0.86%  0.00%    7.31%
5.501 TO 6.000        0.06%    0.42%  0.42%  1.42%  2.32%  3.57%  14.04%  7.99%  0.03%   30.28%
6.001 TO 6.500        0.03%    0.09%  0.24%  0.51%  1.15%  2.73%  17.53% 10.51%  0.24%   33.04%
6.501 TO 7.000        0.00%    0.00%  0.04%  0.12%  0.29%  1.13%  14.96%  4.50%  0.14%   21.18%
7.001 TO 7.500        0.00%    0.00%  0.02%  0.02%  0.07%  0.36%   4.29%  1.04%  0.09%    5.88%
7.501 TO 8.000        0.00%    0.00%  0.00%  0.00%  0.05%  0.06%   0.91%  0.37%  0.04%    1.43%
8.001 TO 8.500        0.00%    0.00%  0.06%  0.00%  0.00%  0.00%   0.01%  0.10%  0.02%    0.19%
8.501 TO 9.000        0.00%    0.00%  0.00%  0.00%  0.00%  0.00%   0.05%  0.02%  0.00%    0.07%
                      ----     ----   ----   ----   ----   ----   -----  -----   ----   ------
TOTAL:                0.16%    0.67%  1.11%  2.74%  4.73%  9.27%  55.37% 25.38%  0.57%  100.00%
                      ====     ====   ====   ====   ====   ====   =====  =====   ====   ======

                               GROSS                LIMITED
MORTG RATES         AVG FICO  MARGIN  AVG PRIN BAL    DOC    STATED DOC
-----------         --------  ------  ------------  -------  ----------
(50 bps increment)
3.501 TO 4.000       733.360   2.204   233,201.05    0.00%     54.45%
4.001 TO 4.500       737.860   2.750   116,853.09    0.00%      0.00%
4.501 TO 5.000       721.120   2.750   147,247.07    0.00%      0.00%
5.001 TO 5.500       738.770   2.368   184,289.56    2.72%     21.74%
5.501 TO 6.000       727.310   2.676   184,775.79    4.73%     27.52%
6.001 TO 6.500       711.980   2.753   198,867.86    3.44%     44.00%
6.501 TO 7.000       706.160   2.752   210,957.42    2.95%     65.27%
7.001 TO 7.500       700.870   2.752   192,184.96    4.53%     70.61%
7.501 TO 8.000       704.800   2.750   254,438.65    1.47%     69.58%
8.001 TO 8.500       702.760   2.750   240,827.05    0.00%     55.23%
8.501 TO 9.000       674.840   2.750   233,947.50    0.00%     45.88%
                     -------   -----   ----------    ----      -----
TOTAL:               716.640   2.705   195,405.98    3.68%     43.60%
                     =======   =====   ==========    ====      =====